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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 29, 2003


                                HEICO CORPORATION
             (Exact name of registrant as specified in its charter)


          FLORIDA                       1-4604               65-0341002
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
of incorporation)                                        Identification No.)

           3000 TAFT STREET, HOLLYWOOD, FLORIDA              33021
         (Address of principal executive offices)         (Zip Code)

                                 (954) 987-4000
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.   OTHER EVENTS

     In May 2003, HEICO Corporation entered into a new $120 million revolving credit facility to replace its existing $120 million credit facility. The new credit facility is referenced in a press release dated May 29, 2003 titled "HEICO Corporation Reports Second Quarter Results," which is referred to in Items 7 and 9 of this Current Report on Form 8-K. A copy of the related Revolving Credit Agreement is attached as Exhibit 10.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

               Exhibit 10.1 Revolving Credit Agreement, dated as of May 15, 2003, among HEICO Corporation and SunTrust Bank, as Administrative Agent.

               Exhibit 99.1 Press release dated May 29, 2003 titled "HEICO Corporation Reports Second Quarter Results."

ITEM 9. REGULATION FD DISCLOSURE (INCLUDING INFORMATION REQUIRED BY ITEM 12 OF FORM 8-K)

     On May 29, 2003, HEICO Corporation issued a press release announcing its financial results for the second fiscal quarter ended April 30, 2003. A copy of the press release is attached as Exhibit 99.1.

     Pursuant to interim filing guidance provided by the Securities and Exchange Commission dated March 27, 2003, the information set forth in this Item 9 and
Exhibit 99.1 hereto is intended to be furnished under new Item 12, "Results of Operations and Financial Condition" of Form 8-K.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         HEICO CORPORATION
                                            (Registrant)


Date:  May 29, 2003                      By:  /s/ Thomas S. Irwin
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                                              Thomas S. Irwin
                                              Executive Vice President
                                                and Chief Financial Officer
                                              (Principal Financial and
                                                Accounting Officer)

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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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   10.1       Revolving Credit Agreement dated as of May 15, 2003, among HEICO
              Corporation and SunTrust Bank, as Administrative Agent.

   99.1 Press release dated May 29, 2003 titled "HEICO Corporation Reports Second Quarter Results."

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